                                               SELECTED FUNDS

                                                ANNUAL REPORT
                                            DECEMBER 31, 1998






                                                     [SELECTED FUNDS LOGO]

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
Dear Fellow Shareholder:

1998 was a year when no one, including ourselves, seemed capable of consistently predicting the trend of the market. What lessons did we learn as managers (and the largest investors in our funds) from the market's volatile performance last year? The first lesson is that it pays to stay aboard for the long voyage with stocks inspite of occasional financial hurricanes. It's like being in a sailboat circling the globe. You've got to ride out whatever storms may come your way.

The second lesson we learned is that to stay invested during turbulent times requires keeping within a circle of competence. Our expertise is buying growth at a value price based on rigorous research. Research is the North Star that guides us and gives us the conviction to hold fast even when we are bombarded with negative information.

The third lesson is that buying on market dips worked again. This suggests that rather than panicking and selling, it is better to keep on a steady course. One of the easiest ways to do this is to make investing a regular habit through up and down markets with a program of dollar cost averaging.(1)

The fourth lesson is that the Federal Reserve Board (the "Fed") really is the investor's friend. After the market declined 20% last year, the Fed moved aggressively to reduce interest rates.(2) With inflation low, the Fed appears to prefer nurturing slow, continuous growth through attempts to moderate the business cycle rather than driving the economy into recession. This reduces the risk that corporate earnings might collapse and may help avoid a big collapse in the stock market. Still, we have to keep in mind that the Fed was prepared to have a 20% market drop before it acted last year, and it might be willing to let the market drop 20% again.

Looking ahead, we are neither totally bearish nor euphorically bullish in the short run. Stock valuations are currently high but, at the same time, nothing succeeds like success. Financial assets have been successful for investors and are still benefiting from that momentum. In addition, huge money flows are being created by baby boomers saving for their retirement and by central banks around the world stimulating money-supply growth. A good bit of this money is spilling into the financial markets and marking prices up.

At the end of the day, we believe the strength and direction of earnings are likely to determine the market outlook in 1999. But the crosscurrents and variables that could affect earnings are numerous. What will happen to the U.S. dollar? Will the Euro be strong or weak? Will China devalue? Will Japan turn around? Will the Asian nations find the legal and political resolve to deal with their huge overhang of debt? Will the Fed raise interest rates or lower them further? What will happen on the American political scene? What about the potential for year 2000 computer disruptions?

While the market does face a number of potentially troublesome problems, there are few attractive alternatives to equities. Moreover, it is still possible to find good stocks to put on our shopping list because we live in a dynamic, constantly changing economy and the American business model still works. U.S. companies are undergoing another round of restructuring, consolidation and cost-cutting in order to concentrate on core businesses, improve bottom-line earnings and raise returns on capital.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
We approach the job of investing shareholders' money and our own pragmatically with the long-term in mind. We intend to remain fairly fully invested--trying every day to make sensible decisions, rather than getting carried away with an overly bullish or bearish stance. We emphasize firsthand research and meeting with company managements so we are prepared to act when opportunities arise. And we seek to buy stocks at pressure points when we perceive their prices have dipped temporarily.

If you take a 30-year view of the market, assume a starting level of 9,000 for the Dow and compound that figure at 7% annually, the Dow would be at 72,000 in three decades. Even if the Dow dropped to 6,000 and you compound that amount at 7% a year, the Dow would reach 48,000 in 30 years. Given those possibilities, we are not going to make market calls, we are just going to stay aboard for the long voyage.(3)

Sincerely,


/s/ James J. McMonagle                  /s/ Shelby M.C. Davis

James J. McMonagle                      Shelby M.C. Davis
Chairman                                Chief Investment Officer

February 19, 1999

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS

SELECTED AMERICAN SHARES, INC.

PERFORMANCE OVERVIEW

+ Selected American Shares, Inc. (Selected American Shares) provided a total return of 16.27% for the one-year period ended December 31, 1998 compared with a return of 28.58% for the S&P 500 Index(4) and an average return of 15.61% for the 768 growth and income funds tracked by Lipper Analytical Services.(5)

+ From May 6, 1993 through December 31, 1998, the approximate period that Davis Selected Advisers has managed Selected American Shares, it provided an average annual total return of 21.53% versus an average annual return of 17.67% for the 256 funds for that time period in the Lipper growth and income category.(6)

+ The Fund holds Morningstar's highest ***** (five-star) rating for the latest three-year and five-year periods and a **** (four-star) rating for the latest 10-year period.(7) According to Morningstar, "The fund's core strategy of buying great companies at fair prices remains intact and so do its prospects."(8)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the Fund's performance in 1998?

A. Investors often measure performance on both an absolute and a relative basis. After several years of strong performance on both counts, Selected American Shares fired on only one cylinder in 1998, as our solid absolute return was overshadowed by the roaring performance of the S&P 500. Ken and I view this as a disappointing result, and while we don't judge ourselves and our shareholders don't judge us on short-term performance, we can still learn important lessons by taking a closer look at the factors that contributed to last year's results.

The first contributor to the Fund's disappointing short-term results was mistakes. My grandfather Shelby Cullom Davis once said, "If you don't admit you make mistakes you don't learn from them." It's worth examining your mistakes so that if similar circumstances arise in the future, hopefully you won't repeat the errors.

For us as long-term investors, it's not a mistake if we buy a stock and it subsequently goes down. Ken and I recognize that every stock we purchase will probably trade lower at some point in the future than on the day we bought it. No one we know is gifted enough to buy the bottom tick in every stock. But it is a mistake if we buy a stock that subsequently goes down and we don't want to add to our position--or worse, we want to sell it. If we weren't mistaken in our judgment about management or our judgment about the business, any stock that we initially bought at price of $100 a share, for example, would be much more attractive a price of $75 a share.

Our biggest mistake last year involved the Fund's holdings in the energy category. The energy-services companies we own are among market leaders in that industry. However, we overestimated how much control a well-run company can have over its own destiny in an industry with deteriorating fundamentals. As Asian economies slowed, the demand for oil fell far below levels that we had anticipated. As a result, oil companies were caught with excess inventory and capacity, putting even more pressure on energy prices. In such an environment, major oil companies dramatically reduced their exploration and production budgets and, therefore, their need for the equipment and services provided by the type of companies that we own.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Although many of these stocks have fallen significantly, we do not see the outlook brightening for some time, and we have sold many of our positions at prices well below what we paid. While we continue to own some of these companies, such as Schlumberger and Halliburton, as core names, we have not added to them even at these low prices.(9) We will continue to closely monitor them for signs of change, but we must put our holdings in this sector into the category of mistakes.

Q.  What other factors affected portfolio performance last year?

A. A second factor contributing to our disappointing relative performance was not a mistake, but instead was a direct result of our investment philosophy. This philosophy includes a strict price discipline that prevents us from buying high-flying glamorous growth companies--not because we don't like the companies, but because we don't like their high valuations. In particular, we see a speculative bubble developing in Internet stocks where valuations have inflated to levels reminiscent of the biotech craze of the early 1990s and the emerging markets craze of the mid-1990s.

Unfortunately, the outstanding performance of just these kinds of glamour stocks drove the market last year, and not owning them hurt our relative performance. Nevertheless, we think that our price discipline has served us well over the years and helped produce strong risk-adjusted returns for our shareholders. As we expect 1999 to be another extremely volatile year, this discipline will remain at the heart of our investment philosophy.

Another aspect of our investment philosophy that contributed to our mixed short-term results was our fundamental belief in the importance of companies having successful international operations. Last year, it wasn't fashionable to have significant operations outside the United States, and that hurt the performance of portfolio holdings such as American Express and Hewlett-Packard.(9) But the fact that 95% of the world's population lives outside the United States(10) should make it obvious that the ability to operate globally is a big long-term advantage.

Unlike the category of mistakes discussed above, our belief in being global and our price discipline are at the heart of our investment process, for better or for worse. We believe that price must always be an essential factor in deciding which businesses to buy, just as we think the competitive advantage of being global is a vital consideration. So even if we had last year to live over again, we would still stick with our price discipline and still value global expertise.

Q.  Could you comment on the Fund's holdings of financial stocks?

A. Given the poor relative showing of financial stocks last year, some investors have asked if we consider the Fund's ownership of many high-quality financial companies to be a mistake. We do not. First, we always remember that financial stocks rarely perform in a uniform way. For example, while companies such as BankAmerica and Allstate were down 1% and almost 14%, respectively, the shares of SunAmerica and Progressive surged 90% and 41%, respectively.(9) More generally, however, Ken and I continue to think that favorable demographics, a benign interest-rate environment, ongoing consolidation and the globalization of the financial industry combined with reasonable valuations make this diverse sector an attractive area to be invested in.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Another question we often receive concerns the large position we held in General Re, which was purchased by Berkshire Hathaway last year. Our current intention is to keep the Berkshire Hathaway shares we received from this merger.(9) My father, Ken and I have attended Berkshire's annual meeting in Omaha for many years and have long admired CEO Warren Buffett and his partner Charles Munger.

Q.  What is your outlook as we move into the next century?

A. Looking ahead, if the market euphoria leading up to the new millennium continues, it is likely that we will again lag behind funds that do not use a price discipline in choosing their stocks. In such an environment, we would be pleased to again achieve good absolute results even if relative results lag.

Our price discipline is an important element in controlling risk and avoiding big losses, such as those investors experienced in 1973 and 1974 after a similar bubble developed in growth stock valuations and was subsequently burst. Because our family and employees remain among the largest shareholders of Selected American Shares, we feel it is vital to control risk. We've often said that a successful long-term investment record is built as much by avoiding the big losses as by picking the big winners. In the coming years, that theory may again be put to the test.(11)

In addition to euphoria, the approaching millennium may begin to increase investor anxiety regarding possible year 2000 computer problems. Such uncertainty combined with such euphoria promises to create another year of exceptional volatility that will again test investors' nerves. Although short-term results may be extremely volatile, we feel confident that the Fund is positioned to weather any storm.(11) We appreciate shareholders' trust in investing with us.

SELECTED SPECIAL SHARES, INC.

PERFORMANCE OVERVIEW

+ Selected Special Shares, Inc. (Selected Special Shares) handily outperformed its small-cap and mid-cap benchmarks last year. The Fund provided a total return of 24.52% for the 12-month period ended December 31, 1998 while the Lipper Small Company Funds Index declined 0.85% and the Wilshire Mid Cap Company Growth Index declined 1.08%.(12)

+ Unlike many more aggressive small-cap funds, Selected Special Shares seeks to deliver less volatile returns while building long-term wealth for shareholders. The Fund's three- and five-year results--average annual returns of 20.91% and 18.26%--support this objective.(6)

+ Morningstar has awarded Selected Special Shares a performance rating of 4 in the Mid-Cap Growth fund category for the latest three-year period. A rating of 4 indicates the Fund has above-average return and below-average risk relative to the other funds in its category.(7)

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

PERFORMANCE OVERVIEW - CONTINUED

+ According to Morningstar, Portfolio Manager Elizabeth Bramwell's "unique way of seeing things sets her apart. She looks for big top-line growth and P/Es below the growth rates, but also pursues long-term themes, such as the outsourcing trend and companies using technology to boost business. The fund's returns since Bramwell's 1994 arrival now beat the mid-growth average by four percentage points per year."(13)

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER

Q.  Could you summarize the performance of small-cap and mid-cap stocks in 1998?

A. The first half of the year was a dazzling time for the market overall, including many small- and mid-cap companies. Then in mid-July, the market sharply reversed course as concerns about corporate profits began to mount, followed by disappointment in a smaller-than-expected interest rate cut by the Federal Reserve Board in September. However, the market came roaring back and multiples again expanded after the Fed lowered interest rates further in October and November--thereby signaling that its focus was on global financial stability and growth, not just fighting inflation.

The industries that were particularly attractive in the second half of 1998--information processing, retailing and financial services--were reflected in the Fund's top 10 contributors to appreciation during that period. Many of these stocks have been held for some time and include: Charles Schwab, Dell Computer, Amazon.com, Home Depot, Firstar, Office Depot, CVS, Lexmark, MCI WorldCom and Imax.(9)

Q.  What's your outlook for the year ahead?

A. The macroeconomic picture remains favorable with virtually no inflation and the likelihood of flat to lower interest rates. In that scenario, P/E ratios should expand and small-cap stocks, in particular, should benefit. We also see the potential for global synchronized growth toward the end of the year because of lower interest rates and recent recovery in emerging markets.

In this environment, we continue to look for companies with strong top-line growth. Emerging companies are likely to have new products and services where they have pricing power and the ability to differentiate themselves, thereby facilitating their achieving above-average growth. For companies that actually deliver on their projected earnings, we think the potential for multiple expansion is high.

The potential for substantial gains is the primary reason to own small-cap stocks. Although the Fund is not meant to be an entire investment program, it is designed to be a complementary component to our large-cap fund, Selected American Shares, in a diversified, long-term investment plan.

Q.  Where do you see opportunities today?

A. We believe that we are in a period of tremendous advances in medicine, technology and communications. Although some people have worried about year 2000 spending slowing other technology expenditures, we believe that any deferred spending will take off again after January 1, 2000. SELECTED FUNDS P.O. Box 1688, 124 East Marcy Street Santa Fe, New Mexico 87501

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER - CONTINUED

We think one of the major opportunities going forward will be companies that use the Internet well. This would include not only obvious highly valued Internet stocks, such as Amazon.com, but hidden players as well. We are continually searching for companies that will be beneficiaries of the Internet revolution. This could range from traditional retailers that expand into online selling to companies that provide information processing services, such as Paychex and Computer Sciences, two of the Fund's holdings. For example, at Computer Sciences, most of the company's management consulting and systems integration work now includes Internet-enabling facilitation.(9)

New Fund investments made in the fourth quarter include Flextronics, a contract manufacturer in the semiconductor industry, and Sepracor, a pharmaceutical separations company with single-isomer versions of several major drugs.(9)

Outsourcing is another strong investment theme. In addition to Paychex and Computer Sciences, another outsourcing investment is Robert Half, which provides accounting and other professional staff. We think the company could have a particularly strong year because of the demand for accounting services to maintain and back up records as we cross through January 1, 2000.(9)

Financial stocks, which enjoyed strong gains in the fourth quarter of 1998, are another area of interest. Here we are focused on regional stocks, such as Firstar, Zions Bancorporation and Washington Mutual.(9)

Q. How has your strategy positioned the Fund to benefit from the current market environment?

A. We invest on a stock-by-stock basis--looking at such factors as strength of management and consistency of earnings as well as valuations, especially the price/earnings to growth [(P/E)/G] ratio. A primary strategy is to invest in stocks at a discount to their projected future earnings growth rates or to the overall market.

We estimate that the 1999 earnings growth rate on the Fund's portfolio is 23.6%, for which we are currently paying a P/E multiple of 23.4. That gives the Fund a P/E to growth ratio of 99%. So the Fund has an estimated earnings growth rate that is four to five times higher than that of the S&P 500 and yet it is selling at a slight discount to the P/E multiple for the S&P.

We think that Selected Special Shares offers an attractively valued portfolio, particularly relative to the overall market, and that ultimately stock prices move at least in line with their earnings growth. All in all, we expect 1999 to be a good year for small- and mid-cap stocks. Moreover, given the valuation of our portfolio, we think that there is potential for the portfolio's overall P/E ratio to expand as well, giving shareholders an enhanced investment return.(11)

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

SELECTED U.S. GOVERNMENT INCOME FUND

PERFORMANCE OVERVIEW

+ The Selected U.S. Government Income Fund seeks to provide stable yet competitive current income consistent with capital preservation by investing in debt securities sponsored or issued by the U.S. government or its agencies.(14) Specifically, by emphasizing investments in the intermediate range of the bond maturity spectrum, the Fund seeks to smooth out performance and provide stability in a variety of market climates.(15)

+ The Fund generated a total return of 5.90% for the one-year period ended December 31, 19986 versus an average return of 7.68% for the funds included in Lipper Analytical Services' Intermediate U.S. Government Funds category.(5)

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, PORTFOLIO MANAGER

Q. What is the Selected U.S. Government Income Fund's general strategy?

A. Our strategy is to create a well-diversified portfolio in terms of types of government securities, maturity lengths and call provisions--providing opportunities to capitalize on different interest-rate environments. Currently, the Fund's portfolio is divided roughly equally between mortgage-backed securities, including pass-through securities and collateralized mortgage obligations (CMOs), and U.S. government agency notes, including some issues that can be called by the issuer before maturity and some that cannot. Currently, the portfolio's duration is 4.3 years and its average life is 5.6 years.

The Fund's cautious approach offers downside protection in declining bond markets but may underperform in rising bond markets. In other words, the portfolio tends to hold up a bit better when interest rates climb or are variable. But the price we pay for this stability is that the Fund does not rally as well when rates go down as they did last year.(15)

Q.  Could you recap the bond market's performance in 1998?

A. If you just look at the numbers over time, total returns were good on most types of securities last year, including U.S. government securities. However, that overlooks the volatility the markets experienced starting at the end of the summer when a liquidity crisis erupted because of concerns about the health of the global economy. This triggered a massive flight to quality and yield spreads on fixed-income securities widened dramatically relative to U.S. Treasury securities. While the liquidity crisis subsequently eased and yield spreads narrowed, spreads are still not as narrow as they were at the beginning of 1998.

This environment made long-term U.S. Treasury securities one of the best fixed-income investment to own last year. Long-term Treasuries did much better than government agency securities, which, in turn, did much better than mortgages--even though the quality differences among these various types of securities are fairly small. The Fund's performance generally lagged other intermediate-term U.S. government fund peers because its portfolio is a blend of intermediate government agency securities and mortgage securities.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, PORTFOLIO MANAGER - CONTINUED

Q. How are you positioning the Fund in 1999?

A. We have been positioning the Fund to take advantage of market rallies if interest rates drop further as we anticipate. Specifically, we have been buying various government agency and mortgage-backed securities, always with an eye toward lengthening maturity and always carefully weighing the trade-off between increasing call protection versus increasing yield.(9) At the same time, we recognize the importance of continuing to maintain a disciplined approach with a diversified, all-weather portfolio so that the Fund is structured to benefit from various market conditions.

Q. Why should investors choose a government bond fund?

A. A government bond fund can help create a strong foundation for any long-term investment plan. The Selected U.S. Government Income Fund provides potentially higher monthly income than most short-term investments and can offer investors an excellent means of balancing equity holdings with fixed-income securities of the highest credit quality.

----------
This annual report is furnished to you by Davis Distributors, LLC, which acts as the distributor for the Selected Funds. This annual report is authorized for distribution only when accompanied or preceded by a current prospectus of the Selected Funds that contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Neither dollar cost averaging nor any other mechanical system can guarantee a profit. Such a plan does not protect against loss in declining markets.
(2) There can be no assurance that the Federal Reserve Board will act to support stock prices or that the Federal Reserve Board's actions in the future might not hurt stock prices.
(3) This example illustrates the power of compounding over a 30-year period, and is not intended to be indicative of future investment results which may be higher or lower than the assumed rate.
(4) The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the S&P 500 Index.
(5) Lipper Analytical Services' rankings and comparisons are based on total returns unadjusted for commissions.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(6)  Total  return   assumes   reinvestment   of  dividends   and  capital  gain
     distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased.

Average Annual Total Returns as of December 31, 1998 (no sales charge)

          FUND NAME               1 YEAR    3 YEARS    5 YEARS    10 YEARS
          ---------               ------    -------    -------    --------
Selected American Shares          16.27%     27.77%     22.75%     18.02%
Selected Special                  24.52%     20.91%     18.26%     15.39%
Selected US Government Income      5.90%      5.34%      5.69%      7.18%
Selected Daily Government          4.85%      4.82%      4.64%      5.03%

(7) Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1998. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3, 5 and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the last 10% receive one star. Selected American Shares was rated against 2,802, 1,702 and 732 domestic equity funds for the three-, five- and 10-year periods, respectively.

     Like the Morningstar risk-adjusted rating, the category rating is a quantitative measure of risk-adjusted returns. This three-year rating shows how well a fund has balanced risk and return relative to other funds in the same Morningstar category. The rating uses the same methodology as the Morningstar risk-adjusted rating. Unlike the star rating, however, the category rating does not reflect any front- or back-end sales charges. Other expenses, such as 12b-1 fees, are included. As with the Star rating, five is the best rating and one is the worst.
(8)  Source: Morningstar Mutual Funds, December 6, 1998.
(9) Portfolio holdings and portfolio manager opinions cited in this material are current at the time of printing but are subject to change. See each Fund's Schedule of Investments for a detailed list of portfolio holdings.
(10) U.S. Census Bureau.
(11) No price discipline or other method of controlling risk can guarantee shareholders will not experience a loss. Past performance is not a guarantee of future success.
(12) The Lipper Small Company Funds Index is comprised of the 30 largest funds that, by prospectus or portfolio practice, normally invest in companies with market capitalizations of less than $1 billion at the time of purchase. Funds in the index are equally weighted, and returns include the reinvestment of all dividends and are net of expenses. Investments cannot be made directly in the index.

     The Wilshire Mid Cap Company Growth Index is an unmanaged, market capitalization-weighted index of companies with market capitalizations ranging from $826 million to $3.0 billion and with growth characteristics screened by sales growth, return on equity and dividend payout. Investments cannot be made directly in the index.
(13) Source: Morningstar Mutual Funds, September 6, 1998.
(14) There can be no assurance that the Fund will be successful in managing risk or achieve its investment objective.
(15) Prices of shares will vary, so that when redeemed, an investor's shares may be worth more or less than their original cost.

     An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELECTED AMERICAN SHARES, INC.
PORTFOLIO HOLDINGS - AT DECEMBER 31, 1998
================================================================================
(The following two tables were depicted as pie charts in the printed material.)

    PORTFOLIO MAKEUP                                  SECTOR WEIGHTINGS
 (% OF FUND NET ASSETS)                             (% OF STOCK HOLDINGS)
 ----------------------                             ---------------------
Preferred Stocks              1.1%        Diversified                       4.5%
Cash & Cash Equivalents       5.5%        Technology                       11.6%
Common Stocks                93.4%        Real Estate                       3.4%
                                          Consumer Products                 5.1%
                                          Electronics                       5.9%
                                          Pharmaceutical and
                                            Health Care                     7.0%
                                          Insurance                        13.5%
                                          Other                             9.9%
                                          Food/Beverage                     4.9%
                                          Financial                        13.7%
                                          Building Material                 4.7%
                                          Energy                            4.9%
                                          Bank and Savings and Loan        10.9%

TOP 10 HOLDINGS
    STOCK                               SECTOR              % OF FUND NET ASSETS
---------------                         ------              --------------------
Wells Fargo & Co.                   Banks and Savings &
                                     Loan Associations               5.31%
American Express Co.                Financial                        5.25%
Hewlett-Packard Company             Technology                       4.72%
McDonald's Corp.                    Food/Beverage & Restaurant       4.55%
International Business
 Machines Corporation               Technology                       4.55%
Berkshire Hathaway, Inc. - CL A     Diversified                      4.23%
Philip Morris Cos., Inc.            Consumer Products                3.84%
Citigroup, Inc.                     Financial                        3.58%
Texas Instruments Inc.              Electronics                      3.56%
Morgan Stanley, Dean Witter,
 Discover & Co.                     Investment Firms                 3.39%

SELECTED AMERICAN SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 1998 THROUGH DECEMBER 31, 1998
================================================================================
NEW POSITIONS ADDED (1/1/98-12/31/98)
(Highlighted Positions are those greater than 0.99% of Net Assets)

                                                                           DATE OF 1ST   % OF 12/31/98
SECURITY                            SECTOR                                  PURCHASE     FUND NET ASSETS
--------                            ------                                  --------     ---------------
American Home Products Corp.        Pharmaceutical and Health Care          11/10/98          0.84%
Camco International Inc.            Energy                                  05/26/98            --
Centerpoint Properties Corporation  Private Real Estate                     04/02/98          0.08%
Donaldson, Lufkin & Jenrette, Inc.  Investment Firms                        10/07/98          0.07%
DOVER CORP.                         ENERGY                                  03/12/98          2.05%
HOUSEHOLD INTERNATIONAL, INC.       FINANCIAL                               10/07/98          1.57%
Micron Technology, Inc.             Electronics                             10/12/98          0.19%
NORWEST CORPORATION                 BANKS AND SAVINGS & LOAN ASSOCIATIONS   06/17/98            --
Sealed Air Corporation              Consumer Products                       10/07/98          0.65%
Swisscom AG                         Telecommunications                      10/05/98            --
Tyco International Ltd.             Diversified Manufauring                 12/23/98          0.41%
Union Pacific Cap Trust             Railroad                                03/27/98            --
UNUM Corp.                          Insurance                               11/25/98          0.54%
Vulcan Materials Co.                Building Materials                      10/23/98          0.37%

POSITIONS CLOSED (1/1/98-12/31/98) (Gains and losses greater than $3 million are highlighted)

SECURITY                                   SECTOR             DATE OF FINAL SALE   GAIN/(LOSS)
--------                                   ------             ------------------   -----------
360 (DEGREE) COMMUNICATIONS COMPANY        TELECOMMUNICATIONS      04/01/98        $ 5,467,796
Archer-Daniels-Midland Co.                 Agriculture             06/10/98          2,596,176
BOEING CO.                                 AEROSPACE               10/16/98        (10,767,911)
Burlington Resources, Inc.                 Energy                  11/09/98         (2,998,589)
Crescent Operating, Inc.                   Real Estate             12/10/98         (1,006,883)
J.P. MORGAN & CO., INC.                    FINANCIAL               09/08/98          5,809,165
Nabors Industries, Inc.                    Energy                  06/02/98           (947,110)
NESTLE SA - ADR                            FOOD/BEVERAGE           12/17/98         11,217,677
Nestle SA                                  Food/Beverage           12/18/98          2,348,118
NIKE INC.                                  APPAREL                 05/05/98         (7,362,637)
Novellus Systems, Inc.                     Technology              11/04/98         (1,163,121)
Qwest Communications International, Inc.   Telecommunications      04/08/98          1,206,700
SWISSCOM AG                                TELECOMMUNICATIONS      12/11/98         10,040,099
TCF Financial Corp.                        Financial               10/01/98             (7,804)
Tyson Foods, Inc.                          Food/Beverage           10/09/98           (160,566)
UNION PACIFIC CORP.                        RAILROAD                07/16/98         (5,148,825)
Union Pacific Cap Trust                    Preferred               10/08/98           (255,000)
Vornado Operating Inc.                     Real Estate             12/09/98            (50,385)

SELECTED AMERICAN SHARES, INC.
COMPARISON  OF SELECTED  AMERICAN  SHARES,  INC. AND STANDARD & POOR'S 500 STOCK
INDEX
================================================================================
Average Annual Total Return For the Periods ended December 31, 1998.

                   One Year...........................   16.27%
                   Five Years.........................   22.75%
                   Ten Years..........................   18.02%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Selected American Shares ("SAS") on December 31, 1988. As the chart below shows, by December 31, 1998 the value of your investment would have grown to $52,489 - a 424.89% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                           S & P 500        SAS
                           ---------        ---
                  1988     10,000.00     10,000.00
                  1989     13,164.00     12,007.41
                  1990     12,756.00     11,538.78
                  1991     16,635.00     16,876.50
                  1992     17,901.00     17,854.09
                  1993     19,702.00     18,822.24
                  1994     19,962.00     18,220.53
                  1995     27,457.00     25,161.54
                  1996     33,758.00     32,894.98
                  1997     45,017.00     45,143.43
                  1998     57,845.00     52,489.39

Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected American Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED SPECIAL SHARES,  INC.
PORTFOLIO  HOLDINGS - AT DECEMBER 31, 1998
================================================================================
(The following two tables were depicted as pie charts in the printed material.)

    PORTFOLIO MAKEUP                                  SECTOR WEIGHTINGS
 (% OF FUND NET ASSETS)                             (% OF STOCK HOLDINGS)
 ----------------------                             ---------------------
Cash & Cash Equivalents       3.7%        Industrial Products               3.7%
Common Stocks                96.3%        Employee Staffing                 9.7%
                                          Other                             6.7%
                                          Communications                    4.2%
                                          Entertainment/Leisure             4.3%
                                          Health Care                       9.6%
                                          Chemicals                         2.9%
                                          Financial Services               16.2%
                                          Automotive/Heavy Equipment        2.3%
                                          Home/Office Furniture             6.7%
                                          Retailing                        13.2%
                                          Transportation                    2.2%
                                          Information Processing           18.1%

TOP 10 HOLDINGS
   STOCK                          SECTOR                    % OF FUND NET ASSETS
---------------                   ------                    --------------------
Computer Sciences Corporation     Information Processing--
                                   Services                        4.77%
Robert Half International, Inc.   Employee Staffing                3.14%
The Charles Schwab Corporation    Financial Services               3.12%
Dell Computer Corporation         Information Processing--
                                   Office Equipment                3.09%
Sterling Commerce, Inc.           Information Processing--
                                   Services                        2.71%
Cardinal Health, Inc.             Healthcare                       2.65%
Kohl's Corporation                Retailing                        2.62%
On Assignment, Inc.               Employee Staffing                2.50%
Tiffany & Co.                     Retailing                        2.47%
Washington Mutual, Inc.           Financial Services               2.44%

SELECTED SPECIAL SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 1998 THROUGH DECEMBER 31, 1998
================================================================================
NEW POSITIONS ADDED (1/1/98-12/31/98)
(Highlighted Positions are those greater than 0.99% of Net Assets)

                                                                             DATE OF 1ST   % OF 12/31/98
SECURITY                                 SECTOR                               PURCHASE    FUND NET ASSETS
--------                                 ------                               --------    ---------------
Abercrombie & Fitch Co.                Retailing                               01/29/98       0.37%
DA Consulting Group, Inc.              Employee Staffing                       04/24/98       0.61%
Dril-Quip, Inc.                        Machinery                               01/06/98       --
Dura Pharmaceuticals, Inc.             Pharmaceutical                          02/09/98       --
EarthLink Network, Inc.                Communications                          06/17/98       0.60%
ETHAN ALLEN INTERIORS, INC.            HOME/OFFICE FURNITURE                   04/14/98       1.30%
Federated Investors, Inc.              Financial Services                      05/13/98       0.96%
FLEXTRONICS INTERNATIONAL LTD.         ELECTRONICS                             12/07/98       1.36%
Friede Goldman International, Inc.     Energy                                  01/29/98       0.30%
FURNITURE BRANDS INTERNATIONAL, INC.   HOME/OFFICE FURNITURE                   03/16/98       1.01%
Galileo International, Inc.            Travel Services                         03/11/98         --
IMAX CORPORATION                       ENTERTAINMENT/LEISURE TIME              06/08/98       1.67%
Infinity Broadcasting Corp.            Communications                          12/09/98         --
Keane, Inc.                            Information Processing - Services       11/25/98       0.86%
KEEBLER FOODS CO.                      FOOD/BEVERAGE                           04/20/98       1.51%
LEXMARK INTERNATIONAL GROUP, INC.      INFORMATION PROCESSING - OFFICE EQUIP.  11/09/98       2.12%
Linens 'n Things, Inc.                 Retailing                               02/06/98         --
The Maxim Group, Inc.                  Retailing                               03/13/98         --
Mercury General Corporation            Insurance                               05/04/98         --
North Fork Bancorporation, Inc.        Financial Services                      05/29/98       0.89%
ORBITAL SCIENCES CORPORATION           COMMUNICATIONS                          04/27/98       1.17%
PAREXEL INTERNATIONAL CORPORATION      HEALTHCARE                              01/23/98       1.31%
PREMIER PARKS, INC.                    ENTERTAINMENT/LEISURE TIME              03/26/98       1.28%
Professional Detailing, Inc.           Consulting Services                     05/19/98         --
Proffitt's Inc.                        Retailing                               06/24/98         --
SEPRACOR, INC.                         HEALTHCARE                              11/04/98       1.02%
SPR, Inc.                              Information Processing - Services       05/05/98       0.37%
STERLING COMMERCE, INC.                INFORMATION PROCESSING - SERVICES       03/11/98       2.71%
Superior Consultant Holdings Corp.     Consulting Services                     06/17/98         --
Teleglobe, Inc.                        Communications                          03/27/98       0.76%

SELECTED SPECIAL SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 1998 THROUGH DECEMBER 31, 1998
================================================================================
POSITIONS CLOSED (1/1/98-12/31/98)
(Gains and losses greater than $500,000 are highlighted)

SECURITY                           SECTOR                     DATE OF FINAL SALE   GAIN/(LOSS)
--------                           ------                     ------------------   -----------
Alkermes, Inc.                     Healthcare                       11/05/98        $  98,924
American Express Co.               Financial Services               09/11/98          276,559
Biacore International, AB - ADR    Healthcare                       06/30/98         (245,000)
Black Box Corporation              Electronics                      04/03/98           59,975
Ciena Corporation                  Communications                   09/17/98         (481,702)
CliniChem Development Inc.         Pharmaceutical                   07/02/98             (188)
Compaq Computer Corporation        Information Processing--
                                    Office Equipment                03/09/98          167,995
Dril-Quip, Inc.                    Energy                           06/12/98           37,386
Dura Pharmaceuticals, Inc.         Healthcare                       03/10/98         (351,976)
Fastenal Company                   Industrial Products              05/12/98          287,496
First Union Corporation            Financial Services               03/26/98          204,089
Galileo International, Inc.        Travel Services                  10/27/98          (25,619)
Global Marine, Inc.                Energy                           04/15/98          109,587
Great Plains Software, Inc.        Information Processing-Software  08/11/98          119,360
Infinity Broadcasting Corp.        Communications                   12/10/98            6,254
Input/Output, Inc.                 Energy                           08/26/98         (395,429)
KENT ELECTRONICS CORPORATION       ELECTRONICS                      10/14/98         (637,136)
Linens 'n Things, Inc.             Retailing                        10/19/98          109,765
Littlefuse, Inc.                   Industrial Products              03/19/98          (91,545)
The Maxim Group, Inc.              Retailing                        11/12/98          (69,558)
Mercury General Corporation        Insurance                        10/27/98         (358,645)
Myriad Genetics, Inc.              Healthcare                       07/14/98          (68,752)
NationsBank Corporation            Financial Services               05/27/98          218,931
Neurex Corporation                 Healthcare                       06/12/98          345,425
Professional Detailing, Inc.       Consulting Services              06/10/98            8,399
REGAL CINEMAS, INC.                ENTERTAINMENT/LEISURE TIME       01/23/98          921,939
Renaissance Worldwide, Inc.        Consulting Services              08/19/98           (9,457)
Rowan Companies, Inc.              Energy                           04/15/98          104,359
Sealed Air Corporation             Packaging                        07/02/98          190,570
Superior Consultant Holdings Corp. Consulting Services              12/11/98            8,656
ThermoQuest Corporation            Industrial Products              10/30/98         (299,690)
Whole Foods Market, Inc.           Retailing                        06/10/98          377,129

SELECTED SPECIAL SHARES, INC.
COMPARISON OF SELECTED SPECIAL SHARES, INC. AND STANDARD & POOR'S 500
STOCK INDEX
================================================================================
Average Annual Total Return For the Periods ended December 31, 1998.

                 One Year...........................   24.52%
                 Five Years.........................   18.26%
                 Ten Years..........................   15.39%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Selected Special Shares ("SSS") on December 31, 1988. As the chart below shows, by December 31, 1998 the value of your investment would have grown to $41,888 - a 318.88% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                           S & P 500        SSS
                           ---------        ---
                  1988     10,000.00     10,000.00
                  1989     13,164.00     12,891.28
                  1990     12,756.00     12,006.06
                  1991     16,635.00     15,063.87
                  1992     17,901.00     16,341.26
                  1993     19,702.00     18,098.70
                  1994     19,962.00     17,652.69
                  1995     27,457.00     23,696.66
                  1996     33,758.00     26,507.98
                  1997     45,017.00     33,639.94
                  1998     57,845.00     41,887.73

Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected Special Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED U.S. GOVERNMENT INCOME FUND
COMPARISON OF U.S. GOVERNMENT INCOME FUND AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX
================================================================================
Average Annual Total Return For the Periods ended December 31, 1998.

                 One Year...........................    5.90%
                 Five Years.........................    5.69%
                 Ten Years..........................    7.18%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in U.S. Government Income Fund ("SUSGIF") on December 31, 1988. As the chart below shows, by December 31, 1998 the value of your investment would have grown to $20,021 - an 100.21% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                          Lehman Index     SUSGIF
                          ------------     ------
                  1988     10,000.00      10,000.00
                  1989     11,268.00      10,846.86
                  1990     12,345.22      11,772.47
                  1991     14,091.29      13,370.91
                  1992     15,073.56      14,063.62
                  1993     16,317.93      15,176.49
                  1994     15,983.86      14,765.45
                  1995     18,298.69      17,129.52
                  1996     19,024.63      17,617.43
                  1997     20,483.08      18,904.91
                  1998     22,253.68      20,020.76

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Selected U.S. Government Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC.
December  31, 1998
                                                                     VALUE
SHARES                     SECURITY                                 (NOTE 1)
===============================================================================

COMMON STOCK - (93.44%)
BANKS AND SAVINGS & LOAN ASSOCIATIONS - (10.15%)
    346,844  Banc One Corporation.............................     $ 17,710,722
    900,834  BankAmerica Corporation..........................       54,162,644
    153,800  Golden West Financial Corporation................       14,101,538
  1,535,302  U.S. Bancorp.....................................       54,503,221
  3,866,560  Wells Fargo & Co.................................      154,420,740
                                                                   ------------
                                                                    294,898,865
                                                                   ------------
BUILDING MATERIALS - (4.38%)
    930,600  Martin Marietta Materials, Inc...................       57,871,688
  2,040,000  Masco Corporation................................       58,650,000
     81,900  Vulcan Materials Co..............................       10,774,969
                                                                  ------------
                                                                    127,296,657
                                                                   ------------
CONSUMER PRODUCTS - (4.80%)
    190,000  Gillette Co......................................        9,179,375
  2,085,000  Philip Morris Cos., Inc. ........................      111,547,500
    370,700  Sealed Air Corporation*..........................       18,928,869
                                                                   ------------
                                                                    139,655,744
                                                                   ------------
DIVERSIFIED - (4.23%)
      1,754  Berkshire Hathaway, Inc. - CL A*.................      122,780,000
         16  Berkshire Hathaway, Inc. - CL B*.................           37,600
                                                                   ------------
                                                                    122,817,600
                                                                   ------------
DIVERSIFIED MANUFACTURING - (0.41%)
    160,000  Tyco International Ltd...........................       12,070,000
                                                                   ------------
ELECTRONICS - (5.53%)
    708,000  Applied Materials, Inc.*.........................       30,222,750
    110,000  Micron Technology, Inc.*.........................        5,561,875
    558,750  Molex Incorporated...............................       21,267,422
  1,210,000  Texas Instruments Inc............................      103,530,625
                                                                   ------------
                                                                    160,582,672
                                                                   ------------
ENERGY - (4.57%)
    154,880  British Petroleum Company PLC - ADR* (c).........       14,713,600
    423,000  Cooper Cameron Corporation*......................       10,363,500
  1,630,200  Dover Corporation................................       59,706,075
    702,000  Halliburton Co...................................       20,796,750
    244,085  Noble Affiliates, Inc............................        6,010,593
    323,000  Schlumberger Limited.............................       14,898,375
    251,900  Smith International, Inc.*.......................        6,344,731
                                                                   ------------
                                                                    132,833,624
                                                                   ------------
FINANCIAL - (12.84%)
  1,491,500  American Express Co...............................     152,505,875
  1,100,000  Freddie Mac.......................................      70,881,250
  2,102,095  Citigroup, Inc....................................     104,053,703

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
December  31, 1998
                                                                        VALUE
SHARES                                 SECURITY                       (NOTE 1)
================================================================================

COMMON STOCK - CONTINUED
FINANCIAL - CONTINUED
  1,150,000  Household International, Inc.........................  $ 45,568,750
                                                                    ------------
                                                                     373,009,578
                                                                    ------------
FOOD/BEVERAGE & RESTAURANT - (4.55%)
  1,725,000  McDonald's Corporation...............................   132,178,125
                                                                    ------------
INVESTMENT FIRMS - (3.46%)
     50,000  Donaldson, Lufkin & Jenrette, Inc....................     2,050,000
  1,387,432  Morgan Stanley, Dean Witter, Discover & Co...........    98,507,672
                                                                    ------------
                                                                     100,557,672
                                                                    ------------
LIFE INSURANCE - (3.68%)
  1,124,356  SunAmerica, Inc. ....................................    91,213,381
    269,400  UNUM Corporation.....................................    15,726,225
                                                                    ------------
                                                                     106,939,606
                                                                    ------------
PHARMACEUTICAL AND HEALTH CARE - (6.53%)
    435,100  American Home Products Corporation...................    24,501,569
    170,000  Johnson & Johnson....................................    14,258,750
     80,000  Merck & Co., Inc.....................................    11,815,000
    272,000  Novartis AG - ADR....................................    26,735,016

    400,000  Pfizer Inc...........................................    50,175,000
    895,600  SmithKline Beecham PLC - ADR.........................    62,244,200
                                                                    ------------
                                                                     189,729,535
                                                                    ------------
PROPERTY/CASUALTY INSURANCE - (8.94%)
  1,265,028  The Allstate Corporation.............................    48,861,707
    481,250  American International Group, Inc....................    46,500,781
    450,400  Chubb Corporation....................................    29,219,700
    471,700  Progressive Corporation (Ohio).......................    79,895,481
    732,200  Transatlantic Holdings, Inc..........................    55,326,863
                                                                    ------------
                                                                     259,804,532
                                                                    ------------
PUBLISHING - (2.56%)
    452,800  Gannett Co., Inc.....................................    29,205,600
    286,000  Harcourt General, Inc................................    15,211,625
    134,000  The News Corporation Ltd., Sponsored ADR.............     3,542,625
    400,000  Tribune Co...........................................    26,400,000
                                                                    ------------
                                                                      74,359,850
                                                                    ------------
RAILROAD - (0.82%)
    394,100  Burlington Northern Santa Fe (c).....................    13,300,875
    202,204  Canadian National Railway Co.........................    10,489,333
                                                                    ------------
                                                                      23,790,208
                                                                    ------------
REAL ESTATE - (3.20%)
     77,000  Avalonbay Communities, Inc...........................     2,637,250
  1,451,194  Centerpoint Properties Corporation (e)...............    49,068,497
     70,000  Centerpoint Properties Corporation Private (d)(e)....     2,248,531

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
December  31, 1998

                                                                                 VALUE
SHARES/PRINCIPAL                            SECURITY                            (NOTE 1)
===========================================================================================
COMMON STOCK - CONTINUED
REAL ESTATE - CONTINUED
    416,300  Crescent Real Estate Equities Company........................   $    9,574,900
    165,400  Mack-Cali Realty Corporation.................................        5,106,725
     54,599  Patriot American Hospitality, Inc............................          327,594
    713,800  Vornado Realty Trust.........................................       24,090,750
                                                                             --------------
                                                                                 93,054,247
                                                                             --------------
TECHNOLOGY - (10.80%)
  2,005,975  Hewlett-Packard Company......................................      137,033,165
    378,000  Intel Corporation............................................       44,793,000
    715,000  International Business Machines Corporation..................      132,096,250
                                                                             --------------
                                                                                313,922,415
                                                                             --------------
TELECOMMUNICATIONS - (1.99%)
    648,000  AirTouch Communications, Inc.*...............................       46,737,000
    180,000  Motorola, Inc................................................       10,991,250
                                                                             --------------
                                                                                 57,728,250
                                                                             --------------
                 Total Common Stock - (identified
                   cost $1,527,563,880)...................................    2,715,229,180
                                                                             --------------
CONVERTIBLE PREFERRED STOCK - (1.09%)
     20,600  AirTouch Communications, Inc., 4.25%, Ser. C Conv. Pfd.......        2,121,800
    230,000  Devon Financing Trust, $3.25, Ser. 144A Conv. Pfd. (b).......       12,650,000
     25,000  Devon Financing Trust, $3.25, Conv. Pfd. (b).................        1,375,000
    361,400  Rouse Company, $3.00, Conv. Pfd..............................       15,675,725
                                                                             --------------
                 Total Convertible Preferred Stock--
                   (identified cost $36,077,962)..........................       31,822,525
                                                                             --------------
SHORT TERM INVESTMENTS- (6.08%)
$16,380,000  Fannie Mae Discount Note, 5.12%, 01/05/99....................       16,370,682
 21,150,000  Fannie Mae Discount Note, 5.10%, 01/07/99....................       21,132,023
 19,375,000  Federal Home Loan Bank Discount Note, 5.05%, 01/15/99........       19,336,950
 17,675,000  Federal Home Loan Bank Discount Note, 5.12%, 01/20/99........       17,627,238
 19,275,000  Federal Home Loan Bank Discount Note, 4.50%, 01/26/99........       19,214,766
 16,985,000  Freddie Mac Discount Note, 5.11%, 01/04/99...................       16,977,767
 22,555,000  Freddie Mac Discount Note, 5.11%, 01/08/99...................       22,532,589
 19,065,000  Freddie Mac Discount Note, 5.10%, 01/14/99...................       19,029,889
  9,245,000  Freddie Mac Discount Note, 5.16%, 01/22/99...................        9,217,173
 13,258,000  Lehman Brothers Repurchase  Agreement, 5.04%,
               01/04/99, dated 12/31/98, repurchase value
               $13,265,424 (collateralized  by $12,819,000
               par value U.S. Treasury Note, 5.875%, 09/30/02,
               market value $13,524,045)..................................       13,258,000
  1,900,000  State Street Bank and Trust Company Repurchase
               Agreement, 4.60%, 01/04/99, dated 12/31/98,
               repurchase value $1,900,971 (collateralized
               by $1,950,000 par value Federal Home Loan Bank,
               4.95%, 12/04/00, market value $1,947,563)..................        1,900,000
                                                                             --------------
                 Total Short Term Investments (identified
                   cost $176,597,077).....................................      176,597,077
                                                                             --------------

             Total Investments - (100.61%) - (identified cost
               $1,740,238,919) - (a)......................................    2,923,648,782
             Liabilities Less Other Assets- (0.61%).......................      (17,741,956)
                                                                             --------------
                    Net Assets - (100%)...................................   $2,905,906,826
                                                                             ==============

* Non-Income Producing Security

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
December  31, 1998

                                                                      VALUE
                                                                     (NOTE 1)
================================================================================
(a) Aggregate cost for Federal Income Tax purposes is $1,740,238,919. At December 31, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

          Unrealized appreciation..............................  $1,198,216,369
          Unrealized depreciation..............................     (14,806,506)
                                                                 --------------
                 Net unrealized appreciation ..................  $1,183,409,863
                                                                 ==============

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $14,025,000 and 0.48% of the Fund's net assets as of December 31, 1998.

(c) Loaned security - See Note 7 of Notes to Financial Statements

(d) Restricted security - See Note 8 of Notes to Financial Statements.

(e) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment
Company Act of 1940, at or during the year ended December 31, 1998. The aggregate fair value of the security of affiliated company held by the Fund as of December 31, 1998 amounts to $51,317,028. Transactions during the period in which the issuer was an affiliate are as follows:

                         Shares                            Shares
                      December 31,   Gross      Gross    December 31,  Dividend
   Security              1997      Additions  Reductions    1998        Income
   --------              ----      ---------  ----------    ----        ------
Centerpoint Properties
  Corporation          1,351,194    100,000       --      1,451,194    2,236,306

Centerpoint Properties
  Corporation Private         --     70,000       --         70,000       83,790

See Notes to Financial Statements.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC.
December  31, 1998
                                                                        VALUE
SHARES                 SECURITY                                        (NOTE 1)
================================================================================

COMMON STOCK - (96.33%)
APPAREL - (1.57%)
     40,000  Cutter & Buck, Inc.*..................................  $1,490,000
                                                                     ----------
AUTOMOTIVE/HEAVY EQUIPMENT - (2.24%)

     32,000  Hays Lemmerz International, Inc.*.....................     966,000
     30,000  Lear Corporation*.....................................   1,155,000
                                                                     ----------
                                                                      2,121,000
                                                                     ----------
CHEMICALS - (2.80%)
     22,000  Minerals Technologies, Inc............................     900,625
     48,000  OM Group, Inc.........................................   1,752,000
                                                                     ----------
                                                                      2,652,625
                                                                     ----------
COMMUNICATIONS - (4.05%)
     10,000  EarthLink Network, Inc.*..............................     568,125
     20,000  MCI Worldcom, Inc.*...................................   1,435,000
     25,000  Orbital Sciences Corporation.*........................   1,106,250
     20,000  Teleglobe, Inc........................................     720,000
                                                                     ----------
                                                                      3,829,375
                                                                     ----------
ELECTRONICS - (1.36%)
     15,000  Flextronics International Ltd.*.......................   1,282,500
                                                                     ----------
EMPLOYEE STAFFING - (9.37%)
     28,000  DA Consulting Group, Inc.*............................     581,000
     15,000  Data Processing Resources Corporation*................     431,250
     65,000  Interim Services, Inc.*...............................   1,519,375
     50,787  Labor Ready, Inc.*....................................     999,869
     70,000  On Assignment, Inc.*..................................   2,366,875
     66,500  Robert Half International, Inc.*......................   2,971,719
                                                                     ----------
                                                                      8,870,088
                                                                     ----------
ENERGY - (0.93%)
     25,000  Diamond Offshore Drilling, Inc. ......................     592,188
     25,000  Friede Goldman International, Inc.*...................     284,375
                                                                     ----------
                                                                        876,563
                                                                     ----------
ENTERTAINMENT/LEISURE TIME - (4.11%)
     44,000  Cinar Corporation, Class B*...........................   1,100,000
     50,000  Imax Corporation*.....................................   1,581,250
     40,000  Premier Parks, Inc.*..................................   1,210,000
                                                                     ----------
                                                                      3,891,250
                                                                     ----------
FINANCIAL SERVICES - (15.63%)
     52,500  The Charles Schwab Corporation........................   2,949,844
     50,100  Federated Investors, Inc..............................     908,063
     20,000  Firstar Corporation...................................   1,865,000
     35,000  LaSalle Partners, Inc.*...............................   1,030,313

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
December  31, 1998
                                                                         VALUE
SHARES                              SECURITY                            (NOTE 1)
================================================================================

COMMON STOCK - CONTINUED
FINANCIAL SERVICES - CONTINUED
     35,000  North Fork Bancorporation, Inc........................  $   837,813
     18,000  Northern Trust Company................................    1,570,500
     60,000  TCF Financial Corporation.............................    1,451,250
     60,500  Washington Mutual, Inc................................    2,310,344
     30,000  Zions Bancorporation..................................    1,871,250
                                                                     -----------
                                                                      14,794,377
                                                                     -----------
FOOD/BEVERAGE - (1.51%)
     38,100  Keebler Foods Co.*....................................    1,433,513
                                                                     -----------
HEALTHCARE - (9.27%)
     20,000  BioChem Pharmaceuticals Inc.* - ADR...................      572,500
     33,000  Cardinal Health, Inc..................................    2,503,875
     10,000  Closure Medical Corporation*..........................      297,500
     15,000  Elan Corporation, PLC ADR*............................    1,043,438
     30,000  Focal, Inc*...........................................      285,000
     50,000  PAREXEL International Corporation*....................    1,237,500
     35,000  Quintiles Transnational Corporation*..................    1,865,938
     11,000  Sepracor, Inc.*.......................................      968,688
                                                                     -----------
                                                                       8,774,439
                                                                     -----------
HOME/OFFICE FURNITURE - (6.60%)
     30,000  Ethan Allen Interiors, Inc............................    1,230,000
     35,000  Furniture Brands International, Inc.*.................      953,750
     30,000  Herman Miller, Inc....................................      802,500
     34,000  HON Industries, Inc...................................      813,875
     25,000  Knoll, Inc.*..........................................      740,625
     77,600  Leggett & Platt, Inc..................................    1,707,200
                                                                     -----------
                                                                       6,247,950
                                                                     -----------
INDUSTRIAL PRODUCTS - (3.60%)
     20,600  Illinois Tool Works, Inc..............................    1,194,800
     35,156  Molex Inc., Class A...................................    1,120,598
     23,600  Schlumberger  Limited.................................    1,088,550
                                                                     -----------
                                                                       3,403,948
                                                                     -----------
INFORMATION PROCESSING - OFFICE EQUIPMENT - (5.22%)
     40,000  Dell Computer Corporation*............................    2,927,500
     20,000  Lexmark International Group, Inc.*....................    2,010,000
                                                                     -----------
                                                                       4,937,500
                                                                     -----------
INFORMATION PROCESSING - SERVICES - (12.24%)
     70,000  Computer Sciences Corporation*........................    4,510,625
     40,000  DST Systems, Inc.*....................................    2,282,906
     20,200  Keane, Inc.*..........................................      806,738
     20,750  Paychex, Inc..........................................    1,067,328

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
December  31, 1998
                                                                       VALUE
SHARES/PRINCIPAL             SECURITY                                 (NOTE 1)
================================================================================

COMMON STOCK - CONTINUED
INFORMATION PROCESSING - SERVICES - CONTINUED
     21,000  SPR, Inc.*............................................ $   351,750
     57,000  Sterling Commerce, Inc.*..............................   2,565,000
                                                                    -----------
                                                                     11,584,347
                                                                    -----------
INSURANCE - (1.08%)
     36,000  Horace Mann Educators Corporation.....................   1,026,000
                                                                    -----------

RETAILING - (12.67%)
      5,000  Abercrombie & Fitch Co.*..............................     353,750
      1,500  Amazon.com, Inc.*.....................................     481,781
     34,000  CVS Corporation.......................................   1,870,000
     30,000  The Home Depot, Inc...................................   1,835,625
     40,400  Kohl's Corporation*...................................   2,482,075
     50,000  Office Depot, Inc.*...................................   1,846,875
     25,000  Saks Incorporated*....................................     789,063
     45,000  Tiffany & Co..........................................   2,334,375
                                                                    -----------
                                                                     11,993,544
                                                                    -----------
TRANSPORTATION - (2.08%)
     40,000  Kansas City Southern Industries, Inc..................   1,967,500
                                                                    -----------
                Total Common Stock - (identified
                  cost $53,855,924)................................  91,176,519
                                                                    -----------
SHORT TERM INVESTMENTS- (3.21%)
$ 3,035,000  State Street Bank and Trust Co. Repurchase
              Agreement, 4.60%, 01/04/99, dated 12/31/98,
              repurchase value of $3,036,551 (collateralized
              by $3,115,000 par value Federal Home Loan Bank,
              4.95%, 12/04/00, market value $3,111,106) -
              (identified cost $3,035,000).........................   3,035,000
                                                                    -----------
                 Total Investments - (99.54%) - (identified
                   cost $56,890,924) - (a).........................  94,211,519
                 Other Assets Less Liabilities - (0.46%)...........     432,596
                                                                    -----------
                  Net Assets - (100%).............................. $94,644,115
                                                                    ===========

* Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $56,890,924. At December 31, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

             Unrealized appreciation..............................  $38,847,456
             Unrealized depreciation..............................   (1,526,861)
                                                                    -----------
                  Net unrealized appreciation ....................  $37,320,595
                                                                    ===========
See Notes to Financial Statements.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND
December  31, 1998

                                                                                        VALUE
PRINCIPAL                                        SECURITY                             (NOTE 1)
===============================================================================================
MORTGAGES - (44.20%)
FANNIE MAE POOLS - (3.95%)
   $  2,390  10.00%, 07/01/05, Pool No. 98835......................................  $    2,497
      7,702  10.00%, 08/01/05, Pool No. 99903......................................       8,143
      5,279   8.50%, 07/01/17, Pool No. 51539......................................       5,555
      6,885   8.50%, 04/01/21, Pool No. 117725.....................................       7,242
    216,940   7.50%, 01/01/27, Pool No. 356381.....................................     222,904
                                                                                     ----------
                      Total Fannie Mae - (identified cost $238,838)................     246,341
                                                                                     ----------
FREDDIE MAC POOLS - (6.46%)
     96,506   8.00%, 09/01/21, Pool No. D2-7906....................................     100,367
    193,505   8.00%, 10/01/21, Pool No. D2-7334....................................     200,882
     97,626   8.00%, 06/01/22, Pool No. D2-0670....................................     101,348
                                                                                     ----------
                      Total Freddie Mac  - (identified cost $390,094)..............     402,597
                                                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION POOLS - (17.09%)
     23,755  10.00%, 09/15/01, Pool No. 265854.....................................      24,673
     14,158   7.00%, 09/20/23, Pool No. 008299 (Adjustable Rate)...................      14,368
     16,695   7.00%, 01/20/24, Pool No. 008360 (Adjustable Rate)...................      16,943
    336,920   6.50%, 02/20/28, Pool No. 002547.....................................     338,393
    342,152   6.50%, 04/15/28, Pool No. 780776.....................................     345,679
    324,413   6.50%, 11/20/28, Pool No. 002673.....................................     325,830
                                                                                     ----------
                      Total GNMA - (identified cost $1,055,624)....................   1,065,886
                                                                                     ----------
COLLATERALIZED MORTGAGE OBLIGATIONS & REAL ESTATE MORTGAGE
INVESTMENT CONDUITS - (16.70%)
    500,000  Federal National Mortgage Association, 92-152M, 7.75%, 08/25/07.......     528,590
    500,000  United States Department of Veteran Affairs, Mortgage Trust 1992-1,
                 7.75%, 07/15/17...................................................     513,125
                                                                                     ----------
                      Total CMOs & REMICs - (identified cost $983,474).............   1,041,715
                                                                                     ----------

                      Total Mortgages - (identified cost $2,668,030)...............   2,756,539
                                                                                     ----------
MEDIUM TERM NOTES - (50.30%)
    300,000  Fannie Mae, 6.23%, 07/18/02...........................................     310,266
    350,000  Fannie Mae, 6.57%, 08/22/07...........................................     377,944
    250,000  Fannie Mae, 6.39%, 09/24/07...........................................     266,757
    300,000  Fannie Mae, 6.34%, 02/04/08...........................................     307,407
    350,000  Fannie Mae, 6.00%, 05/15/08...........................................     369,467
    350,000  Federal Farm Credit Bank, 5.79%, 06/23/08.............................     357,381
    239,444  Freddie Mac, 6.50%, 01/01/04..........................................     241,482
    350,000  Freddie Mac, 6.51%, 01/08/07..........................................     375,102

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND - CONTINUED
December  31, 1998
                                                                       VALUE
PRINCIPAL                       SECURITY                              (NOTE 1)
===============================================================================

MEDIUM TERM NOTES - CONTINUED
    $500,000 Freddie Mac, 8.00%, 06/20/11..........................  $  531,330
                                                                     ----------
                   Total Medium Term Notes - (identified cost
                      $3,044,681)..................................   3,137,136
                                                                     ----------
SHORT TERM INVESTMENTS- (5.69%)
     355,000 State Street Corporation Repurchase Agreement,
             4.60%, 01/06/99, dated 12/31/99, repurchase
             value of $355,272 (collateralized by $365,000
             par value Federal Home Loan Bank,  5.03%,
             10/29/99, market value $364,658) -
             (identified cost $355,000)............................     355,000
                                                                     ----------

             Total Investments - (100.19%) - (identified
               cost $6,067,711) - (a)..............................   6,248,675
             Liabilities Less Other Assets - (0.19%)...............     (12,042)
                                                                     ----------
                      Net Assets - (100%) .........................  $6,236,633
                                                                     ==========

(a) Aggregate cost for Federal  Income Tax purposes is  $6,067,711.  At December
31, 1998 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

             Unrealized appreciation..............................  $   186,212
             Unrealized depreciation..............................       (5,248)
                                                                    -----------
                      Net unrealized appreciation.................  $   180,964
                                                                    ===========

See Notes to Financial Statements.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND
December  31, 1998

                                                                                          VALUE
PRINCIPAL                                                                               (NOTE 1)
==================================================================================================
FANNIE MAE - (11.75%)
 $ 2,755,000  5.12%, 01/05/99 Discount Note.......................................... $  2,753,433
   2,305,000  4.80%, 01/08/99 Discount Note..........................................    2,302,849
   1,305,000  5.07%, 01/08/99 Discount Note..........................................    1,303,713
   3,610,000  4.83%, 01/27/99 Discount Note..........................................    3,597,407
   4,890,000  5.03%, 02/05/99 Discount Note..........................................    4,866,087
                                                                                      ------------
                  Total Fannie Mae - (identified cost $14,823,489) ..................   14,823,489
                                                                                      ------------
FEDERAL FARM CREDIT BANK - (3.15%)
   3,995,000  4.98%, 02/11/99 Discount Note - (identified cost $3,972,342)...........    3,972,342
                                                                                      ------------
FEDERAL HOME LOAN BANK - (10.66%)
   2,090,000  4.78%, 01/13/99 Discount Note..........................................    2,086,670
   3,085,000  4.78%, 01/22/99 Discount Note..........................................    3,076,398
   8,360,000  4.65%, 03/02/99 Discount Note..........................................    8,295,210
                                                                                      ------------
                  Total Federal Home Loan Bank - (identified cost $13,458,278).......   13,458,278
                                                                                      ------------
FREDDIE MAC - (74.67%)
   3,455,000  5.03%, 01/04/99 Discount Note..........................................    3,453,552
   5,620,000  5.05%, 01/06/99 Discount Note..........................................    5,616,058
   2,155,000  5.05%, 01/07/99 Discount Note..........................................    2,153,186
   4,110,000  5.09%, 01/11/99 Discount Note..........................................    4,104,189
   5,775,000  5.02%, 01/12/99 Discount Note..........................................    5,766,142
   4,170,000  5.11%, 01/14/99 Discount Note..........................................    4,162,305
   7,165,000  4.95%, 01/15/99 Discount Note..........................................    7,151,207
   1,225,000  5.02%, 01/15/99 Discount Note..........................................    1,222,609
   3,765,000  4.76%, 01/20/99 Discount Note..........................................    3,755,541
   6,625,000  5.11%, 01/22/99 Discount Note..........................................    6,605,252
   5,435,000  5.11%, 01/25/99 Discount Note..........................................    5,416,485
   1,270,000  5.12%, 01/28/99 Discount Note..........................................    1,265,123
   4,560,000  5.00%, 01/29/99 Discount Note..........................................    4,542,267
  10,670,000  4.94%, 02/18/99 Discount Note..........................................   10,599,720
  12,000,000  5.06%, 02/19/99 Discount Note..........................................   11,917,353
   2,120,000  4.925%, 02/22/99 Discount Note.........................................    2,104,919
   2,710,000  5.08%, 02/25/99 Discount Note..........................................    2,688,967
   3,975,000  4.90%, 02/26/99 Discount Note..........................................    3,944,702
   7,835,000  5.07%, 02/26/99 Discount Note     .....................................    7,773,207
                                                                                      ------------
                  Total Freddie Mac - (identified cost $94,242,784)..................   94,242,784
                                                                                      ------------

              Total Investments - (100.23%) - (identified cost $126,496,893) - (a)...  126,496,893
              Liabilities Less Other Assets - (0.23%)................................     (294,385)
                                                                                      ------------
                       Net Assets - (100%)........................................... $126,202,508
                                                                                      ============

(a) Aggregate cost for Federal income tax purposes is $126,496,893.

See Notes to Financial Statements.

SELECTED FUNDS
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 1998

========================================================================================================
                                                 SELECTED       SELECTED    U.S. GOVERNMENT     DAILY
                                                 AMERICAN       SPECIAL         INCOME       GOVERNMENT
                                                  SHARES         SHARES          FUND           FUND
                                              --------------   -----------   ------------   ------------
ASSETS:
 Investments in securities, at value * (see
   accompanying Schedules of Investments)
   Unaffiliated companies .................   $2,859,010,668   $94,211,519   $  6,248,675   $126,496,893
   Affiliated companies ...................       51,317,028            --             --             --
 Collateral for securities loaned (Note 7)        13,321,086            --             --             --
 Prepaid expenses .........................           77,708         6,985          9,043         10,559
 Cash .....................................          132,770        13,969         42,157         14,392
 Receivables:
   Dividends and interest .................        2,724,252        41,970         61,964             --
   Capital stock sold .....................        2,945,424       885,248            750         30,413
   Due from Adviser .......................               --            --          6,000             --
                                              --------------   -----------   ------------   ------------
 Total assets .............................    2,929,528,936    95,159,691      6,368,589    126,552,257
                                              --------------   -----------   ------------   ------------
LIABILITIES:
 Return of collateral for securities loaned
 (Note 7) .................................       13,321,086            --             --             --
 Payables:
   Capital stock reacquired ...............        1,839,652        31,411        105,299         10,343
   Investment securities purchased ........        5,961,332       369,125             --             --
 Accrued expenses .........................        2,451,852       115,040         14,426         87,009
 Distributions payable ....................           48,188            --         12,231        252,397
                                              --------------   -----------   ------------   ------------
       Total liabilities ..................       23,622,110       515,576        131,956        349,749
                                              --------------   -----------   ------------   ------------

NET ASSETS ................................   $2,905,906,826   $94,644,115   $  6,236,633   $126,202,508
                                              ==============   ===========   ============   ============

SHARES OUTSTANDING (NOTE 5) ...............       93,247,795     6,410,129        689,837    126,202,508
                                              ==============   ===========   ============   ============
NET ASSET VALUE, offering and
 redemption price per share (Net
 Assets / shares outstanding) .............   $        31.16   $     14.76   $       9.04   $       1.00
                                              ==============   ===========   ============   ============
NET ASSETS CONSIST OF:
 Paid-in capital ..........................   $1,705,904,429   $56,068,885   $  6,028,088   $126,202,508
 Accumulated net realized gain ............       16,592,534     1,254,635         27,581             --
 Net unrealized appreciation on
  investments .............................    1,183,409,863    37,320,595        180,964             --
                                              --------------   -----------   ------------   ------------
                                              $2,905,906,826   $94,644,115   $  6,236,633   $126,202,508
                                              ==============   ===========   ============   ============

* Including repurchase agreements of $15,158,000, $3,035,000 and $355,000 for Selected American Shares, Selected Special Shares and Selected U.S. Government Income Fund, respectively, and cost of $1,740,238,919, $56,890,924, $6,067,711 and $126,496,893 for Selected American Shares, Selected Special Shares, U.S. Government Income Fund and Daily Government Fund, respectively.

See Notes to Financial Statements.

SELECTED FUNDS
STATEMENT OF OPERATIONS
For the year ended December 31, 1998

===================================================================================================
                                               SELECTED       SELECTED  U.S. GOVERNMENT    DAILY
                                               AMERICAN        SPECIAL      INCOME       GOVERNMENT
                                                SHARES         SHARES        FUND          FUND
                                             ------------    -----------    --------    ----------
INVESTMENT  INCOME:
Income:
 Dividends
   Unaffiliated companies ................   $ 29,731,676    $   333,850    $     --    $       --
   Affiliated companies ..................      2,320,096             --          --            --
 Interest ................................      5,111,584        226,123     402,917     6,634,374
 Lending fees ............................         14,519             --          --            --
                                             ------------    -----------    --------    ----------
     Total income ........................     37,177,875        559,973     402,917     6,634,374
                                             ------------    -----------    --------    ----------
Expenses:
 Management fees (Note 2) ................     14,793,828        575,453      30,211       364,848
 Custodian fees ..........................        298,738         22,752       9,369        15,880
 Transfer agent fees .....................      1,250,108        140,880      13,959        75,437
 Audit fees ..............................         31,007         16,007       6,955        14,059
 Legal fees ..............................        122,736         18,308         519        19,975
 Reports to shareholders .................        392,812         15,841       2,518        24,168
 Directors fees and expenses .............        322,753          7,598         576        11,453
 Registration and filing fees ............        197,405         28,368      17,527        30,906
 Miscellaneous ...........................        205,212         15,762       1,036         7,909
 Payments under distribution plan
  (Note 3) ...............................      6,383,558        208,501      15,105       304,040
                                             ------------    -----------    --------    ----------
     Total expenses ......................     23,998,157      1,049,470      97,775       868,675
     Expenses paid indirectly (Note 6) ...         (6,794)        (4,105)     (1,141)         (232)
     Reimbursement of expenses by
       adviser (Note 2) ..................             --             --      (6,000)           --
                                             ------------    -----------    --------    ----------
     Net expenses ........................     23,991,363      1,045,365      90,634       868,443
                                             ------------    -----------    --------    ----------
     Net investment income (loss) ........     13,186,512       (485,392)    312,283     5,765,931
                                             ------------    -----------    --------    ----------
REALIZED  AND  UNREALIZED
GAIN ON INVESTMENTS:
 Net realized gain from
   investment transactions ...............     29,504,571      7,077,136      97,915            --
 Net increase (decrease) in unrealized
   appreciation of investments
   during the period .....................    345,128,542     11,375,084     (62,420)           --
                                             ------------    -----------    --------    ----------
     Net realized and unrealized
       gain on investments ...............    374,633,113     18,452,220      35,495            --
                                             ------------    -----------    --------    ----------
   Net increase in net
     assets resulting from
     operations ..........................   $387,819,625    $17,966,828    $347,778    $5,765,931
                                             ============    ===========    ========    ==========

See Notes to Financial Statements.

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS For the year ended December 31, 1998

===================================================================================================
                                               SELECTED       SELECTED  U.S. GOVERNMENT    DAILY
                                               AMERICAN        SPECIAL      INCOME       GOVERNMENT
                                                SHARES         SHARES        FUND          FUND
                                             ------------    -----------    --------    ----------
OPERATIONS:
 Net investment income (loss) ........   $   13,186,512    $  (485,392)   $  312,283   $  5,765,931
 Net realized gains from
  investment transactions ............       29,504,571      7,077,136        97,915             --
 Net increase (decrease) in unrealized
  appreciation of investments ........      345,128,542     11,375,084       (62,420)            --
                                         --------------    -----------    ----------   ------------
 Net increase in net
  assets resulting from operations ...      387,819,625     17,966,828       347,778      5,765,931

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income ..............      (13,186,512)            --      (312,283)    (5,765,931)
  Realized gains from investment
    transactions .....................      (23,381,397)    (7,866,840)      (16,994)            --
  Dividend in excess of net
    investment income ................         (180,435)            --            --             --

CAPITAL SHARE TRANSACTIONS
 (NOTE 5) ............................      333,180,761      9,613,669       256,546      8,731,677
                                         --------------    -----------    ----------   ------------

Total increase in net assets .........      684,252,042     19,713,657       275,047      8,731,677

NET ASSETS:

 Beginning of period .................    2,221,654,784     74,930,458     5,961,586    117,470,831
                                         --------------    -----------    ----------   ------------
 End of period .......................   $2,905,906,826    $94,644,115    $6,236,633   $126,202,508
                                         ==============    ===========    ==========   ============

See Notes to Financial Statements.

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS For the year ended December 31, 1997

==============================================================================================
                                     SELECTED         SELECTED    U.S. GOVERNMENT     DAILY
                                     AMERICAN          SPECIAL        INCOME        GOVERNMENT
                                      SHARES           SHARES          FUND           FUND
                                   ------------      -----------      --------      ----------
OPERATIONS:
 Net investment income (loss) .   $   11,399,273    $  (400,259)   $   346,481    $  5,537,055
 Net realized gain from
  investment transactions .....      141,428,955      2,882,984         21,776              --
 Net increase in unrealized
  appreciation of investments .      399,055,976     13,446,850         44,190              --
                                  --------------    -----------    -----------    ------------
 Net increase in net assets
  resulting from operations ...      551,884,204     15,929,575        412,447       5,537,055

DISTRIBUTIONS TO
 SHAREHOLDERS FROM:

 Net investment income ........      (11,399,273)            --       (346,481)     (5,537,055)
 Realized gains from investment
   transactions ...............     (153,472,089)    (3,472,560)            --              --
 Paid-in capital ..............       (1,360,646)            --             --              --

CAPITAL SHARE TRANSACTIONS
 (NOTE 5) .....................      459,536,450         37,950     (1,038,054)      4,796,597
                                  --------------    -----------    -----------    ------------
    Total increase (decrease)
      in net assets ...........      845,188,646     12,494,965       (972,088)      4,796,597

NET ASSETS:
 Beginning of period ..........    1,376,466,138     62,435,493      6,933,674     112,674,234
                                  --------------    -----------    -----------    ------------
 End of period ................   $2,221,654,784    $74,930,458    $ 5,961,586    $117,470,831
                                  ==============    ===========    ===========    ============

See Notes to Financial Statements.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1998
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Selected Funds (the Funds) consist of Selected American Shares, Inc., (American Shares, Inc.), Selected Special Shares, Inc., (Special Shares, Inc.), and the Selected Capital Preservation Trust (the Trust). The Trust operates as a series fund, consisting of the U.S. Government Income Fund and Daily Government Fund. The Funds and Trust are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Trust accounts separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

    American   Shares,   Inc.  and  Special   Shares,   Inc.  are   diversified,
professionally managed stock-oriented funds.

    Selected U.S. Government Income Fund (U.S. Government Income) seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities.

    Selected Daily Government Fund (Daily Government) seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

    An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the fund's investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. A fund's return and net asset value will fluctuate, although Daily Government seeks to maintain a net asset value of $1.00 per share.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Boards of Directors/Trustees. The Daily Government Fund uses the amortized cost method of valuing investment securities which represents fair value as determined by the Board of Trustees. These valuation procedures are reviewed and subject to approval by the Board of Directors/Trustees.

B. FEDERAL INCOME TAXES - It is each fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required.

C. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1998
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

D. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities (excluding convertible bonds) purchased are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, for American Shares, Inc. during the year ended December 31, 1998 accounts have been reclassified to reflect an increase in undistributed net investment income of $180,435, an increase in accumulated net realized gain of $564,989 and a decrease in paid-in capital of $745,424. For Special Shares, Inc. during the year ended December 31, 1998 accounts have been reclassified to reflect an increase in undistributed net investment income of $485,392, a decrease in accumulated net realized gain of $400,258 and a decrease in paid-in capital of $85,134.

NOTE 2 - INVESTMENT ADVISORY FEES

    Advisory fees are paid monthly to the investment adviser. Until January 1, 1999, the rate for American Shares, Inc. was 0.65% on the first $500 million of average net assets, 0.60% on the next $500 million and 0.55% of average net assets in excess of $1 billion. Effective January 1, 1999, the management fee was reduced to 0.65% on the first $500 million of average net assets, 0.60% of the average net assets on the next $500 million, 0.55% of the average net assets on the next $2 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. The rate for Special Shares, Inc. is 0.70% on the first $50 million of average net assets, 0.675% on the next $100 million, 0.65% on the next $100 million and 0.60% of average net assets in excess of $250 million. The rate for the U.S. Government Income Fund is 0.50% of average net assets. The rate for the Daily Government Fund is 0.30% of average net assets.

    Boston Financial Data Services is the Funds' primary transfer agent. Davis Selected Advisers, L.P. (the "Adviser") is also paid for certain transfer agent services. The fee paid to the Adviser for the year ended December 31, 1998 was $162,634, $18,845, $1,165 and $6,560 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds, respectively. Certain directors/trustees and officers of the Funds are also directors/trustees and officers of the general partner of the Adviser.

    The Adviser has agreed to reimburse the U.S. Government Income Fund for any expenses in excess of 1.50% of average net assets.

    Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

    With respect to Special Shares, Inc., Bramwell Capital Management, Inc. ("Bramwell") also acts as sub-adviser and manages the day-to-day investment operations for the fund. The Fund pays no fees directly to Bramwell, who receives from the Adviser a percentage of the total annual investment advisory fees paid by the Fund to the Adviser.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1998
================================================================================
NOTE 2 - INVESTMENT ADVISORY FEES - (Continued)

Each fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. For American Shares, Inc., SCD received $155,832 in commissions on the purchases/sales of portfolio securities.

NOTE 3 - DISTRIBUTION

    For services under the distribution agreement, the Funds pay a fee of 0.25% of average daily net assets. For the year ended December 31, 1998, American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds, incurred distribution services fees totaling $6,383,558, $208,501, $15,101 and $304,040, respectively.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases  and  sales  of  investment   securities   (excluding   short-term
securities) during the year ended December 31, 1998 were as follows:

                               AMERICAN          SPECIAL       U.S. GOVERNMENT
                              SHARES, INC.     SHARES, INC.        INCOME
                              ------------     ------------        ------

        Cost of purchases...  $705,361,536     $ 37,460,423     $  2,775,309
        Proceeds of sales...  $489,962,814     $ 32,335,025     $  1,996,841

NOTE 5 - CAPITAL STOCK

    At December 31, 1998, there were 300 million shares of capital stock of American Shares, Inc. ($1.25 par value per share) authorized. At December 31, 1998, there were 50 million shares of capital stock of Special Shares, Inc. ($0.25 par value per share) authorized. At December 31, 1998, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized. Transactions in capital stock were as follows:

                                                       YEAR ENDED DECEMBER 31, 1998
                                   -------------------------------------------------------------
                                      AMERICAN       SPECIAL           U.S.
                                       SHARES         SHARES        GOVERNMENT         DAILY
                                        INC.           INC.           INCOME         GOVERNMENT
                                   -------------   ------------    ------------    -------------
Shares sold ...................      29,034,922       2,135,219         192,677       24,255,402
Shares issued in reinvestment
 of distributions .............       1,213,367         527,262          30,016        5,746,130
                                  -------------    ------------    ------------    -------------
                                     30,248,289       2,662,481         222,693       30,001,532
Shares redeemed ...............     (18,727,709)     (2,004,322)       (194,758)     (21,269,855)
                                  -------------    ------------    ------------    -------------
   Net increase ...............      11,520,580         658,159          27,935        8,731,677
                                  =============    ============    ============    =============

Proceeds from shares sold .....   $ 829,939,241    $ 29,840,446    $  1,747,977    $  24,255,402
Proceeds from shares issued in
  reinvestment of distributions      35,183,278       7,182,421         271,717        5,746,130
                                  -------------    ------------    ------------    -------------
                                    865,122,519      37,022,867       2,019,694       30,001,532
Cost of shares redeemed .......     (27,409,198)     (1,763,148)    (21,269,855)    (531,941,758)
                                  -------------    ------------    ------------    -------------
   Net increase ...............   $ 333,180,761    $  9,613,669    $    256,546    $   8,731,677
                                  =============    ============    ============    =============

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1998

================================================================================================
NOTE 5 - CAPITAL STOCK - (Continued)

                                                       YEAR ENDED DECEMBER 31, 1998
                                   -------------------------------------------------------------
                                      AMERICAN       SPECIAL           U.S.
                                       SHARES         SHARES        GOVERNMENT         DAILY
                                        INC.           INC.           INCOME         GOVERNMENT
                                   -------------   ------------    ------------    -------------
Shares sold ...................      25,462,064         617,322          39,980      14,694,975
Shares issued in reinvestment
 of distributions .............       5,681,154         313,915          31,978       3,596,735
                                  -------------    ------------    ------------    ------------
                                     31,143,218         931,237          71,958      18,291,710
Shares redeemed ...............     (13,357,448)       (911,431)       (188,979)    (13,495,113)
                                  -------------    ------------    ------------    ------------
   Net increase ...............      17,785,770        (117,021)      4,796,597          19,806
                                  =============    ============    ============    ============

Proceeds from shares sold .....   $ 640,917,425    $  7,637,165    $    356,629    $ 14,694,975
Proceeds from shares issued in
  reinvestment of distributions     148,002,730       3,227,796         284,113       3,596,735
                                  -------------    ------------    ------------    ------------
                                    788,920,155      10,864,961         640,742      18,291,710
Cost of shares redeemed .......    (329,383,705)    (10,827,011)     (1,678,796)    (13,495,113)
                                  -------------    ------------    ------------    ------------
   Net increase ...............   $ 459,536,450    $     37,950    $ (1,038,054)   $  4,796,597
                                  =============    ============    ============    ============

NOTE 6 - CUSTODIAN FEES

    Under an agreement with the custodian bank, each fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $6,794, $4,105, $1,141 and $232 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government, respectively.

NOTE 7 - SECURITIES LOANED

    American Shares, Inc. (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of December 31, 1998, the Fund had on loan securities valued at $12,930,000; cash of $13,321,086 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 8 - RESTRICTED SECURITIES

    Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in American Shares, Inc. was $2,248,531, or 0.07% of the net assets of December 31, 1998. Information concerning restricted securities is as follows:

                                                     Number of               Valuation per Unit as
Fund         Security              Acquisition Date   Shares   Cost per Unit of December  31, 1998
----         --------              ----------------   ------   ------------- ---------------------
American     Centerpoint Properties
Shares, Inc. Corp. Private             04/02/98       70,000      $33.375          $32.121875

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                YEAR ENDED DECEMBER 31,
                                        --------------------------------------
                                         1998    1997    1996    1995    1994
                                         ----    ----    ----    ----    ----
Net Asset Value, Beginning of Period .. $27.18  $21.53  $17.68  $13.09  $14.59
                                        ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income ................    .15     .16     .18     .22     .20
 Net Realized and Unrealized
    Gains (Losses) ....................   4.24    7.72    5.15    4.74    (.66)
                                        ------  ------  ------  ------  ------
    Total From Investment Operations ..   4.39    7.88    5.33    4.96    (.46)

DIVIDENDS AND  DISTRIBUTIONS
 Dividends from Net Investment Income .   (.15)   (.17)   (.17)   (.22)   (.20)
 Distributions from Realized Gains ....   (.26)  (2.05)  (1.31)   (.15)   (.83)
 Dividends in Excess of Net
    Investment Income .................     --    (.01)     --      --    (.01)
                                        ------  ------  ------  ------  ------
    Total Dividends and Distributions .   (.41)  (2.23)  (1.48)   (.37)  (1.04)
                                        ------  ------  ------  ------  ------

Net Asset Value, End of Period ........ $31.16  $27.18  $21.53  $17.68  $13.09
                                        ======  ======  ======  ======  ======

TOTAL RETURN(1) .......................  16.27%  37.25%  30.74%  38.09%  (3.20)%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
  (000,000 omitted) ................... $2,906  $2,222  $1,376  $  926  $  529
 Ratio of Expenses to Average
  Net Assets ..........................    .94%    .96%   1.03%   1.09%   1.26%
 Ratio of Net Investment Income to
  Average Net Assets ..................    .52%    .62%    .87%   1.42%   1.42%
 Portfolio Turnover Rate(2) ...........     20%     26%     29%     27%     23%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                           YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------
                                                 1998        1997      1996      1995   1994(3)
                                                 ----        ----      ----      ----   -------
Net Asset Value, Beginning of Period ......... $ 13.03     $ 10.89   $ 10.80   $  9.02  $ 10.20
                                               -------     -------   -------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Loss .........................    (.08)       (.07)       --        --     (.03)
 Net Realized and Unrealized
  Gains (Losses) .............................    3.14        2.83      1.27      3.04     (.22)
                                               -------     -------   -------   -------  -------
    Total From Investment Operations .........    3.06        2.76      1.27      3.04     (.25)

DIVIDENDS AND DISTRIBUTIONS
 Distributions from Realized Gains ...........   (1.33)       (.62)    (1.18)    (1.26)    (.93)
                                               -------     -------   -------   -------  -------
    Total Dividends and
Distributions ................................   (1.33)       (.62)    (1.18)    (1.26)    (.93)
                                               -------     -------   -------   -------  -------

Net Asset Value, End of Period ............... $ 14.76     $ 13.03   $ 10.89   $ 10.80  $  9.02
                                               =======     =======   =======   =======  =======

TOTAL RETURN(1) ..............................   24.52%      26.91%    11.86%    34.24%   (2.56)%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (000 omitted) ..... $94,644     $74,930   $62,435   $58,975  $47,275
 Ratio of Expenses to Average Net Assets .....    1.26%(4)    1.28%     1.33%     1.48%    1.41%(2)
 Ratio of Net Investment Loss to Average
    Net Assets ...............................    (.58)%      (.60)%    (.66)%    (.58)%   (.27)%
 Portfolio Turnover Rate(5) ..................      41%         51%       98%      127%      99%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1994 would have been 1.62%.

(3) Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of January 4, 1994.

(4) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.25% for the period ended December 31, 1998.

(5) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED U.S. GOVERNMENT INCOME FUND
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                           YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------
                                             1998         1997      1996      1995       1994
Net Asset Value, Beginning of Period ...... $ 9.01      $  8.90    $ 9.20    $ 8.45    $  9.20
                                            ------      -------    ------    ------    -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income ....................    .47          .51       .53       .54        .50
  Net Realized and Unrealized
    Gains (Losses) ........................    .06          .11      (.28)      .78       (.75)
                                            ------      -------    ------    ------    -------
  Total From Investment Operations ........    .53          .62       .25      1.32       (.25)

DIVIDENDS AND DISTRIBUTIONS
 Dividends from Net Investment Income .....   (.47)      (.51))      (.53)     (.54)      (.50)
 Distributions from Realized Gains ........   (.03)          --      (.02)     (.03)        --
                                            ------      -------    ------    ------    -------
    Total Dividends and Distributions .....   (.50)        (.51)     (.55)     (.57)      (.50)
                                            ------      -------    ------    ------    -------

Net Asset Value, End of Period ............ $ 9.04      $  9.01    $ 8.90    $ 9.20    $  8.45
                                            ======      =======    ======    ======    =======

TOTAL RETURN(1) ...........................   5.90%        7.32%     2.85%    15.97%     (2.71)%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
  (000 omitted) ........................... $6,237      $ 5,962    $6,934    $7,811    $10,263
 Ratio of Expenses to Average
  Net Assets ..............................   1.52%(2,3)   1.50%(2)  1.44%(2)  1.44%(2)   1.42%(2)
 Ratio of Net Investment Income to
    Average Net Assets ....................   5.17%        5.79%     5.96%     6.09%      5.70%
                                                                                            16%
 Portfolio Turnover Rate(4) ...............     36%          16%       26%       76%        65%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1994, 1995, 1996, 1997 and 1998 would have been 1.69%, 1.58%, 1.67%, 1.60% and 1.62%, respectively.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.50% for the period ended December 31, 1998.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                           YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------
                                              1998       1997     1996      1995       1994
                                              ----       ----     ----      ----       ----
Net Asset Value, Beginning of Period .....  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                            --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income ...................      .047      .048      .046      .051      .034

DIVIDENDS AND DISTRIBUTIONS
 Dividends from Net Investment Income ....     (.047)    (.048)    (.046)    (.051)    (.034)
                                            --------  --------  --------  --------  --------

Net Asset Value, End of Period ...........  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                            ========  ========  ========  ========  ========

TOTAL RETURN(1) ..........................      4.85%     4.91%     4.70%     5.23%     3.51%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
  (000 omitted) ..........................  $126,203  $117,471  $112,674  $184,603  $121,886
 Ratio of Expenses to Average
  Net Assets .............................       .71%      .70%      .75%    .75%2     .75%2
 Ratio of Net Investment Income
    to Average Net Assets ................      4.74%     4.80%     4.62%     5.13%     3.44%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1994 and 1995 would have been, 1.07% and 0.78%, respectively.

See Notes to Financial Statements.

SELECTED FUNDS
INCOME TAX INFORMATION (UNAUDITED)
December 31, 1998
================================================================================
    In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the funds during calendar year 1998.
Regulations of the U.S. Treasury Department require the funds to report this information to the Internal Revenue Service.

SELECTED AMERICAN SHARES, INC.

    Distributions  of $0.41  per  share  were paid to  shareholders  during  the calendar year 1998, of which $0.26 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    Dividends paid by the Fund during the calendar year ended 1998 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

SELECTED SPECIAL SHARES, INC.

    Distributions of $1.325 per share were paid to shareholders during the calendar year 1998, of which $1.255 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    None of the dividends paid by the Fund during the calendar year ended 1998 are eligible for the corporate dividend-received deduction.

SELECTED U.S. GOVERNMENT INCOME FUND

    Distributions of $0.49013 per share were paid to shareholders during the calendar year 1998, of which $0.025 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    None of the dividends paid by the Fund during the calendar year ended 1998 are eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assists shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

SELECTED FUNDS
INDEPENDENT AUDITORS' REPORT
================================================================================
To the Shareholders and Board of Directors/Trustees of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust:

        We have audited the accompanying statement of assets and liabilities of Selected American Shares, Inc., Selected Special Shares, Inc., U.S. Government Income Fund and Daily Government Fund including the schedules of investments as of December 31, 1998 and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1997 and the financial highlights for each of the years in the four-year period ended December 31, 1997 were audited by other auditors whose report dated February 13, 1998, expressed an unqualified opinion on this information.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Selected American Shares, Inc., Selected Special Shares, Inc., U.S. Government Income Fund and Daily Government Fund as of December 31, 1998, the results of operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                               KPMG LLP

Denver, Colorado
February  5, 1999

                     SELECTED
                      FUNDS

  124 East Marcy Street Santa Fe, New Mexico 87501

=======================================================
DIRECTORS                    OFFICERS
William P. Barr              James J. McMonagle
Floyd A. Brown                 CHAIRMAN
Andrew A. Davis              Shelby M.C. Davis
Christopher C. Davis           PRESIDENT
Jerome Hass                  Kenneth C. Eich
James J. McMonagle             VICE PRESIDENT
Katherine L. MacWilliams     Sharra L. Reed
Richard O'Brien               VICE PRESIDENT, TREASURER
Larry Robinson                & ASSISTANT SECRETARY
Marsha Williams              Thomas D. Tays
                               VICE PRESIDENT
                               & SECRETARY
                             Arthur Don
                               ASSISTANT SECRETARY
                             Sheldon R. Stein
                               ASSISTANT SECRETARY

INVESTMENT ADVISER
Davis Selected  Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501
(800) 243-1575

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, Massachusetts  02266-8243

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive
Chicago, Illinois  60601-4205

=================================================

FOR MORE  INFORMATION  ABOUT THE SELECTED  FUNDS,
INCLUDING  MANAGEMENT FEE,  CHARGES AND EXPENSES,
SEE THE  CURRENT  PROSPECTUS  WHICH MUST  PRECEDE
OR ACCOMPANY THIS REPORT.

=================================================